EXHIBIT 10.6(a)

                                 FIRST AMENDMENT
                         REVOLVING CREDIT LOAN AGREEMENT



         THIS FIRST AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT is made and entered into as of the 10th day of August, 1998, by EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership, and EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P., a Tennessee limited partnership (together herein called "Borrower"), EQUITY INNS, INC., a Tennessee corporation, and EQUITY INNS TRUST, a Maryland real estate investment trust (together herein called "Guarantor"), and NATIONAL BANK OF COMMERCE, Memphis, Tennessee ("Bank").

         WHEREAS, the parties executed that Revolving Credit Loan Agreement (the "Loan Agreement"), dated as of November 14, 1997, which Loan Agreement was executed simultaneously with a Revolving Credit Promissory Note (the "Note") in the principal amount of $5,000,000.00, payable to Bank.

         WHEREAS,  the parties  desire to increase the  principal  amount of the
Note  to  $10,000,000.00,   amend  the  maturity  date  of  the  Note  and  make
corresponding amendments to the Loan Agreement.

                              W I T N E S S E T H :


         For mutual considerations, receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

         The definition of "Termination Date" in Section 1.01 is modified to change the Termination Date to December 31, 1998.

         Section 2.01 is deleted in its entirety and replaced with the following paragraph:

         SECTION 2.01 Revolving Credit. Bank agrees on the terms and conditions hereinafter set forth, to make advances ("Revolving Credit Loans") to Borrower from time to time during the period from the date of this Agreement up to but not including the Termination Date in an aggregate amount not to exceed at any time outstanding TEN MILLION and No/100 DOLLARS ($10,000,000.00). Within the limits of the Commitment, Borrower may borrow, prepay pursuant to Section 2.06, and reborrow under this Section 2.01

         Section 2.05 is deleted in its entirety and replaced with the following paragraph:

         SECTION 2.05 Revolving Credit Note. All revolving Credit Loans made by Bank under this Agreement shall be evidenced by, and repaid with interest in accordance with, a single promissory note of Borrower in substantially the form of Exhibit B attached hereto duly completed in the principal amount of TEN MILLION and No/100 DOLLARS ($10,000,000.00), payable to Bank, and maturing as to principal on the Termination Date (the "Revolving Credit Note"). The amounts reflected on Bank's internal records shall be deemed conclusive as to the outstanding balance of principal and interest of the Revolving Credit Loans from time to time absent Borrower furnishing to Bank conclusive and irrefutable evidence of an error made by Bank with respect to such records.





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         Section 5.02 is Amended to change the address at the Bank to:

                          77770 Poplar Avenue
                          P.O. Box 381197
                          Germantown, TN  38138-1197
                          Attention:  Kim Hamner
                          Fax Number:  (901) 757-4883





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                                       GUARANTOR:

                                       EQUITY INNS, INC.,
                                       a Tennessee corporation



                                       By:      /s/ Howard  A. Silver
                                                ---------------------

                                       Title:   President
                                                ---------------------



                                       EQUITY INNS TRUST, a
                                       Maryland real estate investment trust



                                       By:      /s/ Howard  A. Silver
                                                ---------------------

                                       Title:   President
                                                ---------------------



                                       BANK:

                                       NATIONAL BANK OF COMMERCE



                                       By:      /s/ Billy Frank
                                                ---------------

                                       Title:   Vice President
                                                ---------------